[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

November 30, 2001

Corporate
High Yield
Fund, Inc.

www.mlim.ml.com

                         CORPORATE HIGH YIELD FUND, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Vincent T. Lathbury III, Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Walter Mintz, Director of Corporate High Yield Fund, Inc. has recently retired. The Fund's Board of Directors wishes Mr. Mintz well in his retirement.

Custodian

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

COY

                              Corporate High Yield Fund, Inc., November 30, 2001

DEAR SHAREHOLDER

The High-Yield Market Overview

During the six-month period ended November 30, 2001, the high-yield market returned an anemic -0.18%, as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index. The market was quite weak in June, recovered in July and August, collapsed in September and rocketed up in November. In the aftermath of the terrorist attacks of September 11, 2001, investors fled risky assets, as evidenced by a return of +2.28% for the 10-year US Treasury notes for the month of September. It also became clear that the United States and global economies have been pushed into a recession. With the earnings outlook grim, the investment environment could be quite volatile until a clear picture of the timing of the economic recovery emerges.

The bear market in high-yield bonds is three years old now, with the recent recovery encouraging, but not clearly indicative of a reversal in high-yield fortunes. Investors continue their "follow equities" and "show me" attitude. Valuation of the sector reflects investor perceptions that the market is riskier than is the norm. Yield spreads off US Treasury bonds were 8.77% at November 30, 2001. Throughout much of the 1990s, yield spreads averaged around 5.4%. In short, high-yield bonds seem inexpensive at current levels and their market prices already reflect the dire credit conditions faced by many high-yield issuers. Still, the fundamental picture of the high-yield market continues to be a mixed one. The downgrade/upgrade ratio rose to 4.9 times in the third quarter of 2001, continuing an upward trend from 2.8 times in the first quarter. This increase pushes expectations of a decline in the default rate further into the future. Also signaling a delay in improvement in the default statistics is a rise in the distress ratio (percentage of issues with yields exceeding that of Treasury issues by 1,000 basis points or more). However, we believe investors should keep these negative developments in proper perspective, namely that market prices already appear to reflect the dire credit conditions facing many high-yield issuers. The high downgrade/upgrade ratio would merit a greater concern if most bonds were at par rather than near 75% of par.

We believe that the high-yield market represents good value over the longer run, though uncertainty in the short term will increase market volatility. Defaults are expected to peak during the next two quarters, then subside. Underwriting quality is better than in recent years, suggesting a period of declining defaults. Market technicals, though shaky recently, should be moving in favor of high-yield issues as investors re-evaluate commitments to an even more volatile and overvalued equity market.

Fund Performance

For the six-month period ended November 30, 2001, the total investment return on the Fund's Common Stock was -5.89%, based on a change in the per share net asset value from $9.22 to $8.09, and assuming reinvestment of $0.606 per share income dividends. For the same period, the net annualized yield of the Fund's Common Stock was 15.00%. The abysmal performance, absolutely and relative to the CSFB High Yield Index, reflects both the Fund's leverage in a down market and poor investment decisions. The one bright spot was the Fund's strong performance during the market's rebound in November, when leverage and improving credit perceptions resulted in a +6.84% total return for the month compared to the CSFB High Yield Index return of +3.23%.

Portfolio Matters

Broadly, portfolio holdings were hurt by the weak economy and by concerns about access to capital. Emerging markets also suffered from the same ills. Worst-performing positions reflected a range of industries and included:
Huntsman Corporation, chemicals; Nextel International Communications, Inc. (McCaw International Ltd.), NTL Communications Corporation, and United Pan-Europe Communications, all communications and cable; and Doman Industries Limited, lumber and pulp. While the economic and financing environment has dissipated asset values for these and other portfolio holdings, we expect that these positions, on balance, are worth more that is reflected in current bond prices. To that end, we added to positions in Huntsman and Nextel International at highly distressed levels.

During the period, we reduced exposure to emerging markets, selling our position in Satellites Mexicanos SA on credit concerns and reduced holdings in Cablevision SA, an Argentine cable television company on concerns about devaluation in Argentina. We also sold positions in fixed telecommunications and technology where we believed there was either further downside or limited recovery potential. We also pared exposure to overweighted issues, such as HMH Properties, Inc., Kinetic Concepts, Inc. and Extendicare Health Services, although we continue to hold these positions and like the companies. We added BB-rated American Greetings, Autonation, Inc. and auto parts supplier Dana Corporation at attractive levels. We established holdings in Sinclair Broadcasting Group, a well-positioned TV broadcaster, and in USAir Inc. equipment trust bonds, which we believe have meaningful asset protection and should continue paying their coupon in the event of a default at USAir.

Leverage Strategy

The Fund was on average about 24% leveraged during the six-month period ended November 30, 2001, well within our mid-20% comfort range. Thus, the Fund borrowed the equivalent of 24% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On November 30, 2001, the Fund was 24.7% leveraged, having borrowed $67 million at a borrowing cost of 3.76%. While leverage hurts total return in a weak market, the converse is also true. We believe that market timing is generally not successful. This strategy adds to incremental yield, but increases volatility both in weak and in strong markets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Given our constructive market outlook, but recognizing the risk of near-term volatility, we believe the Fund continues to hold a core of solid credits, as we branch out into sectors that should improve with the economy. The stable sectors of the economy remain cable, utilities, health care and wireless communications. These areas are well represented in the Fund. We are also well positioned for the eventual recovery in the economy and in the bonds of those sectors (chemicals, transportation, metals/minerals and consumer products) most likely to benefit from a turnaround.

In Conclusion

We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager


January 9, 2002


                                     2 & 3

                              Corporate High Yield Fund, Inc., November 30, 2001

PROXY RESULTS

During the six-month period ended November 30, 2001, Corporate High Yield Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on August 22, 2001. The description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------
                                                                        Shares Voted      Shares Withheld
                                                                             For            From Voting
---------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Terry K. Glenn               22,382,117           554,234
                                            Joe Grills                   22,376,444           559,907
                                            Walter Mintz                 22,367,004           569,347
                                            Robert S. Salomon, Jr.       22,377,995           558,356
                                            Melvin R. Seiden             22,369,272           567,079
                                            Stephen B. Swensrud          22,370,825           565,526
---------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                      S&P   Moody's   Face
INDUSTRIES          Rating  Rating   Amount                              Corporate Bonds                                 Value
==================================================================================================================================
Aerospace--2.6%                                L-3 Communications Corp.:
                      B+    Ba3   $1,850,000     10.375% due 5/01/2007                                               $   2,002,625
                      B+    Ba3    3,000,000     8.50% due 5/15/2008                                                     3,165,000
                                                                                                                     -------------
                                                                                                                         5,167,625
==================================================================================================================================
Airlines--0.6%        B     B2     1,950,000   USAir Inc., 10.375% due 3/01/2013                                         1,265,607
==================================================================================================================================
Amusement &           B     Ba3      325,000   Vail Resorts Inc., 8.75% due 5/15/2009 (g)                                  312,000
Recreational
Services--0.2%
==================================================================================================================================
Automotive--1.1%      BBB-  Ba1    1,000,000   Dana Corporation, 9% due 8/15/2011 (g)                                      979,254
                      BBB-  Ba1    1,100,000   Navistar International, 9.375% due 6/01/2006                              1,155,000
                                                                                                                     -------------
                                                                                                                         2,134,254
==================================================================================================================================
Broadcasting--4.7%                             Australis Media Ltd. (c)(d):
                      NR*   NR*      118,416     15.75% due 5/15/2003                                                            0
                      NR*   NR*    6,922,000     15.75% due 5/15/2003 (a)                                                        1
                      CCC+  B3       825,000   Cumulus Media Inc., 10.375% due 7/01/2008                                   862,125
                                               Globo Comunicacoes e Participacoes, Ltd. (g):
                      BB-   B1     2,250,000     10.50% due 12/20/2006                                                   1,665,000
                      BB-   B1     1,350,000     10.625% due 12/05/2008                                                    945,000
                      B-    Caa1   4,150,000   Lin Holdings Corporation, 12.941%** due 3/01/2008                         2,573,000
                      B-    B3     1,300,000   Salem Communication Holding Corp., 9% due 7/01/2011 (g)                   1,371,500
                      B     B2     1,750,000   Sinclair Broadcasting Group, 8.75% due 12/15/2011                         1,750,000
                      B     B2       250,000   Young Broadcasting Inc., 8.50% due 12/15/2008 (g)                           250,000
                                                                                                                     -------------
                                                                                                                         9,416,626
==================================================================================================================================
Business Services--   B-    B3     1,100,000   Cooperative Computing, 9% due 2/01/2008                                     407,317
0.2%
==================================================================================================================================
Cable--               CCC+  Caa3   1,425,000   Cablevision SA, 13.75% due 5/01/2009                                        584,250
International--2.8%   B-    B3     2,350,000   Callahan Nordrhein-Westfalen, 14% due 7/15/2010                           1,762,500
                      B-    B3     2,350,000   Ekabel Hessen GmbH, 14.50% due 9/01/2010                                  1,621,500
                      NR*   NR*    3,000,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(g)                          60,000
                      CC    Ca     5,925,000   United Pan-Europe Communications, 13.511%** due 2/01/2010                   562,875
                      CC    Caa3   5,925,000   UnitedGlobalCom Inc., 18.848%** due 2/15/2008                               933,188
                                                                                                                     -------------
                                                                                                                         5,524,313
==================================================================================================================================
Cable--US--5.2%                                Adelphia Communications Corporation:
                      B+    B2     2,000,000     9.25% due 10/01/2002                                                    2,022,500
                      B+    B2     1,750,000     10.875% due 10/01/2010                                                  1,815,625
                      B+    B2     3,250,000   Charter Communications Holdings, 8.625% due 4/01/2009                     3,168,750
                      B-    B3     2,575,000   Insight Communications, 12.25%** due 2/15/2011                            1,545,000
                      B+    B1     1,750,000   Insight MidWest, 10.50% due 11/01/2010                                    1,911,875
                                                                                                                     -------------
                                                                                                                        10,463,750
==================================================================================================================================
Chemicals--8.9%       BBB-  Ba2      875,000   Equistar Chemical Funding, 10.125% due 9/01/2008                            892,500
                                               Equistar Chemicals LP:
                      BBB-  Ba2    1,875,000     8.50% due 2/15/2004                                                     1,808,194
                      BBB-  Ba2      750,000     7.55% due 2/15/2026                                                       538,395
                      B+    Ba2    3,050,000   Hercules Inc., 11.125% due 11/15/2007 (g)                                 3,156,750
                      C     Ca     4,575,000   Huntsman Corporation, 9.50% due 7/01/2007 (g)                               457,500
                      B-    B3       975,000   Huntsman ICI Holdings, 12.355%** due 12/31/2009                             248,625
                      BB-   B2     1,475,000   ISP ChemCo., 10.25% due 7/01/2011 (g)                                     1,511,875
                      B+    B2     1,850,000   ISP Holdings Inc., 9% due 10/15/2003                                      1,877,750
                      BB    Ba3    2,000,000   Lyondell Chemical Company, 9.625% due 5/01/2007                           2,040,000
                      BB-   Ba3      900,000   MacDermid, Inc., 9.125% due 7/15/2011                                       931,500
                      BBB-  Ba1      750,000   Millennium America Inc., 9.25% due 6/15/2008                                776,250
                      B+    B1     2,750,000   Octel Developments PLC, 10% due 5/01/2006                                 2,970,000
                      CCC   Ca     1,550,000   Polymer Group Inc., 8.75% due 3/01/2008                                     449,500
                                                                                                                     -------------
                                                                                                                        17,658,839
==================================================================================================================================
Consumer Products--   BB+   Ba3    2,475,000   American Greetings, 11.75% due 7/15/2008 (g)                              2,487,375
4.1%                  B-    B2       900,000   Armkel LLC, 9.50% due 8/15/2009 (g)                                         969,750
                      B-    B2     1,864,000   Chattem, Inc., 8.875% due 4/01/2008                                       1,798,760
                      CC    Ca     1,500,000   Corning Consumer Products, 9.625% due 5/01/2008                             240,000
                      BB-   Ba3    1,050,000   Steinway Musical Instruments, 8.75% due 4/15/2011                         1,039,500
                      CCC+  Caa1   1,675,000   Syratech Corp., 11% due 4/15/2007                                           473,187


                                     4 & 5

                              Corporate High Yield Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P   Moody's   Face
INDUSTRIES          Rating  Rating   Amount                              Corporate Bonds                                 Value
==================================================================================================================================
Consumer Products                              Westpoint Stevens Inc.:
(concluded)           CCC+  Ca    $2,000,000     7.875% due 6/15/2005                                                $     655,000
                      CCC+  Ca     1,750,000     7.875% due 6/15/2008 (e)                                                  546,875
                                                                                                                     -------------
                                                                                                                         8,210,447
==================================================================================================================================
Energy--7.1%          B     B2     1,225,000   Dresser Inc., 9.375% due 4/15/2011                                        1,292,375
                      BB-   B1       425,000   El Paso Energy Partners, 8.50% due 6/01/2011                                446,250
                                               Hanover Equipment (g):
                      BB    Ba3      350,000     Trust A, 8.50% due 9/01/2008                                              368,375
                      BB    Ba3    1,175,000     Trust B, 8.75% due 9/01/2011                                            1,230,813
                      CCC   B3     3,500,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                                 3,045,000
                      BB-   Ba3      300,000   Pennzoil-Quaker State, 10% due 11/01/2008 (g)                               316,500
                      BB    Ba3    2,750,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009                     2,805,000
                      BB-   B1     2,400,000   Tesoro Petroleum Corp., 9% due 7/01/2008                                  2,412,000
                      B-    B3     2,000,000   United Refining Co., 10.75% due 6/15/2007                                 1,612,500
                      BB-   Ba3      675,000   Westport Resources Corp., 8.25% due 11/01/2011 (g)                          690,188
                                                                                                                     -------------
                                                                                                                        14,219,001
==================================================================================================================================
Financial--2.1%       D     Caa3   4,500,000   Amresco Inc., 9.875% due 3/15/2005 (c)                                    1,350,000
                      BB+   Ba3    2,500,000   Sovereign Bancorp, 10.50% due 11/15/2006                                  2,750,000
                                                                                                                     -------------
                                                                                                                         4,100,000
==================================================================================================================================
Food/Tobacco--4.4%    CCC+  Caa1   3,000,000   Aurora Foods Inc., 8.75% due 7/01/2008                                    2,775,000
                      B-    B3     1,650,000   Del Monte Corporation, 9.25% due 5/15/2011                                1,753,125
                      BB    Ba1    3,500,000   Tricon Global Restaurants, Inc., 8.875% due 4/15/2011                     3,762,500
                      NR*   C      2,600,000   Vlasic Foods International Inc., 10.25% due 7/01/2009 (c)                   546,000
                                                                                                                     -------------
                                                                                                                         8,836,625
==================================================================================================================================
Gaming--4.2%          NR*   NR*    3,615,000   GB Property Funding Corp., 11% due 9/29/2005                              3,253,500
                      NR*   NR*      556,903   Jazz Casino Company LLC, 5.35% due 3/31/2008 (b)                            389,832
                      B+    Ba3    1,125,000   Sun International Hotels, 8.875% due 8/15/2011                            1,091,250
                                               Venetian Casino/LV Sands:
                      B-    Caa1     750,000     12.25% due 11/15/2004                                                     757,500
                      CCC+  Caa3   3,000,000     14.25% due 11/15/2005                                                   2,775,000
                                                                                                                     -------------
                                                                                                                         8,267,082
==================================================================================================================================
Government--0.7%      BB-   B1     2,000,000   Republic of Brazil, 10.125% due 5/15/2027                                 1,410,000
==================================================================================================================================
Health Care--11.1%    B-    Caa1   5,500,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                        5,060,000
                      BB-   Ba3    1,500,000   AmeriSource Bergen Corporation, 8.125% due 9/01/2008                      1,599,375
                      CCC+  B3     2,500,000   Extendicare Health Services, 9.35% due 12/15/2007                         2,337,500
                                               Fresenius Medical Capital:
                      B+    Ba2      950,000     Trust I, 9% due 12/01/2006                                                980,875
                      B+    Ba2    2,050,000     Trust II, 7.875% due 2/01/2008                                          2,070,500
                      BB    Ba3    4,000,000   ICN Pharmaceuticals Inc., 8.75% due 11/15/2008 (g)                        4,480,000
                      CCC+  B3     3,000,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                             3,060,000
                      B-    B3     2,625,000   Magellan Health Services, 9% due 2/15/2008                                2,585,624
                      D     NR*    3,500,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (c)                        35,000
                                                                                                                     -------------
                                                                                                                        22,208,874
==================================================================================================================================
Housing--6.1%         B+    B2     4,650,000   Building Materials Corporation, 8% due 12/01/2008                         3,394,500
                      BB-   Ba3    5,250,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                         5,145,000
                      CCC+  B3     2,450,000   US Industries Inc., 7.125% due 10/15/2003                                 1,715,000
                      CCC+  B3     2,475,000   USI American Holdings Inc., 7.25% due 12/01/2006                          1,881,000
                                                                                                                     -------------
                                                                                                                        12,135,500
==================================================================================================================================
Industrials--0.9%     NR*   B1     1,800,000   Oregon Steel Mills, 11% due 6/15/2003                                     1,764,000
==================================================================================================================================
Information           B+    B1     2,250,000   Amkor Technology Inc., 9.25% due 5/01/2006                                2,160,000
Technology--1.5%      B-    B3     2,222,000   SCG Holdings Corporation, 12% due 8/01/2009                                 777,700
                                                                                                                     -------------
                                                                                                                         2,937,700
==================================================================================================================================
Leisure--6.6%         BB    Ba3    1,950,000   Felcor Lodging LP, 9.50% due 9/15/2008                                    1,959,750
                      BB    Ba3    2,250,000   HMH Properties, Inc., 8.45% due 12/01/2008                                2,148,750
                      BBB-  Baa3   1,300,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                            1,272,089
                      BB    Ba3    2,500,000   Host Marriott LP, 8.375% due 2/15/2006                                    2,437,500
                                               Intrawest Corporation:
                      B+    B1     1,950,000     9.75% due 8/15/2008                                                     1,930,500
                      B+    B1     2,400,000     10.50% due 2/01/2010                                                    2,430,000
                      BB-   B1     1,000,000   Meristar Hospitality Corp., 9% due 1/15/2008                                952,500
                                                                                                                     -------------
                                                                                                                        13,131,089
==================================================================================================================================
Manufacturing--       B     B3     1,800,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                              1,638,000
3.1%                  B-    Caa1   2,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008                             1,040,000
                      CCC+  Caa2   3,750,000   Foamex LP, 13.50% due 8/15/2005                                           3,168,750
                      CCC+  Caa1     375,000   Samsonite Corporation, 10.75% due 6/15/2008 (g)                             275,155
                                                                                                                     -------------
                                                                                                                         6,121,905
==================================================================================================================================
Media--Diversified--  B-    B3     2,400,000   Advanstar Communications, 12% due 2/15/2011                               1,632,000
6.3%                  BBB-  Baa3     250,000   Belo (A.H.) Corporation, 8% due 11/01/2008                                  256,881
                      B     B2     4,500,000   MDC Communications Corp., 10.50% due 12/01/2006                           3,330,000
                                               Primedia, Inc.:
                      BB-   B1     2,350,000     7.625% due 4/01/2008                                                    2,009,250
                      BB-   B1       775,000     8.875% due 5/15/2011                                                      682,000
                      B     B3     2,675,000   Six Flags Inc., 9.50% due 2/01/2009                                       2,715,125
                      B     B2     3,270,000   Yell Finance BV, 13.50%** due 8/01/2011                                   1,962,000
                                                                                                                     -------------
                                                                                                                        12,587,256
==================================================================================================================================
Metals/Minerals--     B-    B3     3,970,312   Great Lakes Carbon Corp., 10.25% due 5/15/2008 (d)                        2,382,187
4.4%                  CCC+  Caa2   4,200,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003                    3,150,000
                      BB    Ba3    2,100,000   Luscar Coal Ltd., 9.75% due 10/15/2011 (g)                                2,268,000
                      NR*   NR*    1,750,000   Republic Technologies, 13.75% due 7/15/2009 (c)                             113,750
                      B     B3     1,825,000   WCI Steel Inc., 10% due 12/01/2004                                          912,500
                                                                                                                     -------------
                                                                                                                         8,826,437
==================================================================================================================================


                                     6 & 7

                              Corporate High Yield Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P   Moody's   Face
INDUSTRIES          Rating  Rating   Amount                              Corporate Bonds                                 Value
==================================================================================================================================
Packaging--3.1%       B-    Caa1  $3,275,000   Huntsman Packaging Corporation, 13% due 6/01/2010                     $   3,406,000
                      B-    B3     1,625,000   Tekni-Plex Inc., 12.75% due 6/15/2010                                     1,608,750
                      B     Caa1   1,500,000   US Can Corporation, 12.375% due 10/01/2010                                1,140,000
                                                                                                                     -------------
                                                                                                                         6,154,750
==================================================================================================================================
Paper--3.8%           D     Ca     3,250,000   APP China Group Ltd., 14% due 3/15/2010 (c)                                 455,000
                      CCC+  Caa1   2,400,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (d)                        2,088,000
                      BB-   Ba1      975,000   Caraustar Industries Inc., 9.875% due 4/01/2011                           1,028,625
                                               Doman Industries Limited:
                      CCC+  Caa1   4,000,000     8.75% due 3/15/2004                                                       760,000
                      B     B3     1,500,000     12% due 7/01/2004                                                       1,278,750
                      BB    Ba2    1,575,000   Norske Skog, 8.625% due 6/15/2011 (g)                                     1,657,688
                      D     NR*    1,500,000   Tjiwi Kimia International BV, 13.25% due 8/01/2001 (c)                      232,500
                                                                                                                     -------------
                                                                                                                         7,500,563
==================================================================================================================================
Retail--1.1%          BB+   Ba2    2,050,000   Autonation, Inc., 9% due 8/01/2008 (e)                                    2,101,250
==================================================================================================================================
Services--1.8%        BB-   Ba1      300,000   Airgas Inc., 9.125% due 10/01/2011                                          321,000
                      B-    B3     1,000,000   Albecca Inc., 10.75% due 8/15/2008                                        1,021,250
                      NR*   Ca     4,000,000   Mid-American Waste Systems, Inc., 12.25% due 2/15/2003 (c)                        0
                      CCC   Ca     3,750,000   Neff Corp., 10.25% due 6/01/2008                                          2,175,000
                                                                                                                     -------------
                                                                                                                         3,517,250
==================================================================================================================================
Telecommunications--  B-    Caa3   1,500,000   Diamond Cable Communications PLC, 13.25% due 9/30/2004                      600,000
5.0%                  B-    B3     2,200,000   Fairpoint Communications, 12.50% due 5/01/2010                            2,090,000
                      B-    Caa1   4,500,000   GT Group Telecom, 14.398%** due 2/01/2010                                   765,000
                      B-    Caa2   3,500,000   International Cabletel, Inc., 11.50% due 2/01/2006                        1,295,000
                      CCC+  Caa3   2,125,000   NTL Communications Corporation, 7% due 12/15/2008                           302,812
                      D     NR*    4,350,000   PSINet Inc., 11% due 8/01/2009 (c)                                          348,000
                                               TeleWest Communications PLC:
                      B     B2     1,500,000     11% due 10/01/2007                                                      1,185,000
                      B     B2     2,100,000     11.25% due 11/01/2008                                                   1,743,000
                      NR*   NR*    2,250,000   Telewest Finance, 6% due 7/07/2005 (Convertible)                          1,620,000
                                                                                                                     -------------
                                                                                                                         9,948,812
==================================================================================================================================
Transportation--      B     NR*    3,750,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (g)                           2,062,500
4.6%                  B+    B1     3,750,000   Sea Containers Ltd., 12.50% due 12/01/2004                                3,075,000
                      BB-   B1     3,000,000   TFM, SA de CV, 11.974%** due 6/15/2009                                    2,400,000
                                               Teekay Shipping Corporation:
                      BB-   Ba2      850,000     8.875% due 7/15/2011                                                      881,875
                      BB-   Ba2      750,000     8.875% due 7/15/2011                                                      766,875
                      NR*   NR*    1,548,185   Trism, Inc., 12% due 2/15/2005 (c)                                           30,963
                                                                                                                     -------------
                                                                                                                         9,217,213
==================================================================================================================================
Utility--10.4%        BB    Ba1    2,125,000   AES Corporation, 9.375% due 9/15/2010                                     2,114,375
                      BB-   Ba2    2,025,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                                1,966,781
                      BB+   Ba1    2,250,000   Avista Corporation, 9.75% due 6/01/2008                                   2,387,034
                                               Calpine Corporation:
                      BB+   Baa3   1,500,000     8.625% due 8/15/2010                                                    1,503,692
                      BB+   Baa3   1,575,000     8.50% due 2/15/2011                                                     1,568,347
                      BB    Ba1    1,500,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011                     1,535,580
                      BB-   Ba2    3,400,000   Mission Energy Holdings, 13.50% due 7/15/2008                             3,893,000
                      BBB-  Ba2    5,028,811   Tucson Electric & Power Co., 10.211%** due 1/01/2009 (e)(f)               5,756,832
                                                                                                                     -------------
                                                                                                                        20,725,641
==================================================================================================================================
Wireless              B-    B3     2,975,000   American Tower Corporation, 9.375% due 2/01/2009                          2,528,750
Communications--      CCC-  Caa3   3,300,000   CTI Holdings SA, 18.086%** due 4/15/2008                                    660,000
8.0%                  NR*   NR*    3,000,000   Celcaribe SA, 14.50% due 3/15/2004                                        1,290,000
                      B     B1     1,575,000   Nextel Communications, Inc., 9.50% due 2/01/2011                          1,283,625
                      CCC+  B3     3,500,000   Nextel Partners Inc., 12.576%** due 2/01/2009                             2,345,000
                      CCC   Ca     3,025,000   Orion Network Systems, Inc., 15.25%** due 1/15/2007                       1,482,250
                      CCC+  B3     4,675,000   Spectrasite Holdings Inc., 12.875%** due 3/15/2010                        1,309,000
                      A-    Baa1   1,700,000   VoiceStream PCS Holdings Corp., 10.375% due 11/15/2009                    1,925,250
                      B+    B1     3,000,000   Western Wireless Corp., 10.50% due 2/01/2007                              3,120,000
                                                                                                                     -------------
                                                                                                                        15,943,875
==================================================================================================================================
Wireless              D     Ca     1,750,000   Dolphin Telecom PLC, 22.499%** due 6/01/2008 (c)                              4,375
Communications--      CCC-  Ca     5,250,000   McCaw International Ltd., 12.836%** due 4/15/2007                           367,500
International--2.9%   B-    Caa1   5,900,000   Millicom International Cellular SA, 14.113%** due 6/01/2006               3,717,000
                      CCC-  Ca     1,700,000   Nextel International Inc., 12.75% due 8/01/2010                             119,000
                      CCC+  Ca     2,193,000   TeleSystem International Wireless, 14% due 12/30/2003                     1,644,750
                                                                                                                     -------------
                                                                                                                         5,852,625
==================================================================================================================================
                                               Total Investments in Corporate Bonds (Cost--$331,811,893)--129.6%       258,068,226
==================================================================================================================================

                                      Shares
                                       Held                                  Common Stocks
==================================================================================================================================
Automotive--0.0%                       3,000   Allied Signal Litigation Trust (c)                                                0
                                       3,000   Breed Creditors Litigation Trust (c)                                              0
                                                                                                                     -------------
                                                                                                                                 0
==================================================================================================================================
Energy--0.3%                         130,666   Seabulk International, Inc. (c)                                             516,131
==================================================================================================================================
Food/Tobacco--0.1%                    53,132   Aurora Foods Inc. (c)(g)                                                    273,630
==================================================================================================================================
Gaming--0.2%                         176,712   GB Holdings Inc. (Class A) (c)                                              344,588
                                      11,596   JCC Holding Company (c)                                                       5,798
                                                                                                                     -------------
                                                                                                                           350,386
==================================================================================================================================
Leisure--0.3%                        171,974   On Command Corporation (c)                                                  557,196
==================================================================================================================================
Metals/Minerals--0.1%                148,969   New Metal Management (c)                                                    148,969
==================================================================================================================================


                                     8 & 9

                              Corporate High Yield Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)


                                      Shares
INDUSTRIES                             Held                                  Common Stocks                               Value
==================================================================================================================================
Telecommunications--                  61,644   Song Networks Holding AB (ADR) (c)(i)                                 $      72,740
0.0%
==================================================================================================================================
Transportation--0.0%                  98,052   Trism, Inc. (c)                                                               5,883
==================================================================================================================================
                                               Total Investments in Common Stocks (Cost--$11,285,371)--1.0%              1,924,935
==================================================================================================================================

                                                                               Warrants (h)
==================================================================================================================================
Leisure--0.0%                         61,014   On Command Corporation                                                       18,304
==================================================================================================================================
Metals/Minerals--0.0%                  1,750   Republic Technologies                                                            18
==================================================================================================================================
Packaging--0.0%                        2,500   Pliant Corporation                                                            5,000
==================================================================================================================================
Paper & Forest                         3,250   APP China Group Ltd. (g)                                                          0
Products--0.0%
==================================================================================================================================
Retail--0.0%                           3,745   Grand Union Co.                                                                   4
==================================================================================================================================
Telecommunications--                   4,500   GT Group Telecom (g)                                                         45,000
0.0%
==================================================================================================================================
Wireless                               6,208   Comunicacion Celular SA (g)                                                  12,416
Communications--
0.0%
==================================================================================================================================
                                               Total Investments in Warrants (Cost--$899,744)--0.0%                         80,742
==================================================================================================================================
                                               Total Investments (Cost--$343,997,008)--130.6%                          260,073,903

                                               Liabilities in Excess of Other Assets--(30.6%)                          (60,880,280)
                                                                                                                     -------------
                                               Net Assets--100.0%                                                    $ 199,193,623
                                                                                                                     =============
==================================================================================================================================

  *   Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b)   Floating rate note.
(c)   Non-income producing security.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(e) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $8,405,000, representing 4.2% of net assets.

------------------------------------------------------------------------------------------
                                                   Acquisition
Issue                                                 Date(s)        Cost         Value
------------------------------------------------------------------------------------------
Autonation, Inc., 9% due 8/01/2008                   8/01/2001-
                                                     9/19/2001    $2,018,052    $2,101,250
Tucson Electric & Power Co., 10.211% due 1/01/2009   6/25/1993-
                                                     7/28/1993     4,725,128     5,756,832
Westpoint Stevens Inc., 7.875% due 6/15/2008         8/25/2000     1,511,563       546,875
------------------------------------------------------------------------------------------
Total                                                             $8,254,743    $8,404,957
                                                                  ==========    ==========
------------------------------------------------------------------------------------------

(f)   Subject to principal paydowns.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i)   American Depositary Receipts (ADR).

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of November 30, 2001
======================================================================================================================
Assets:        Investments, at value (identified cost--$343,997,008) .................                   $ 260,073,903
               Receivables:
                 Interest ............................................................   $   8,443,547
                 Securities sold .....................................................       2,105,541      10,549,088
                                                                                         -------------
               Prepaid expenses and other assets .....................................                          85,183
                                                                                                         -------------
               Total assets ..........................................................                     270,708,174
                                                                                                         -------------
======================================================================================================================
Liabilities:   Loans .................................................................                      67,000,000
               Payables:
                 Securities purchased ................................................       3,906,274
                 Interest on loans ...................................................         163,948
                 Custodian bank ......................................................         151,727
                 Investment adviser ..................................................          99,630       4,321,579
                                                                                         -------------
               Accrued expenses and other liabilities ................................                         192,972
                                                                                                         -------------
               Total liabilities .....................................................                      71,514,551
                                                                                                         -------------
======================================================================================================================
Net Assets:    Net assets ............................................................                   $ 199,193,623
                                                                                                         =============
======================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ...........                   $   2,461,871
               Paid-in capital in excess of par ......................................                     340,283,945
               Undistributed investment income--net ..................................                       4,044,438
               Accumulated realized capital losses on investments--net ...............                     (60,964,522)
               Accumulated distributions in excess of realized capital gains
               on investments--net ...................................................                      (2,709,004)
               Unrealized depreciation on investments--net ...........................                     (83,923,105)
                                                                                                         -------------
               Total--Equivalent to $8.09 per share based on 24,618,705 shares of
               capital stock outstanding (market price--$8.95) .......................                   $ 199,193,623
                                                                                                         =============
======================================================================================================================

See Notes to Financial Statements.


                                    10 & 11

                              Corporate High Yield Fund, Inc., November 30, 2001

STATEMENT OF OPERATIONS

                         For the Six Months Ended November 30, 2001
===============================================================================================================================
Investment Income:       Interest ..............................................................                   $ 17,124,738
                         Other .................................................................                        136,319
                                                                                                                   ------------
                         Total income ..........................................................                     17,261,057
                                                                                                                   ------------
===============================================================================================================================
Expenses:                Loan interest expense .................................................   $   1,275,050
                         Investment advisory fees ..............................................         688,096
                         Borrowing costs .......................................................          98,695
                         Professional fees .....................................................          78,596
                         Accounting services ...................................................          41,946
                         Transfer agent fees ...................................................          32,435
                         Listing fees ..........................................................          29,772
                         Directors' fees and expenses ..........................................          25,074
                         Printing and shareholder reports ......................................          18,586
                         Custodian fees ........................................................           9,302
                         Pricing services ......................................................           6,784
                         Other .................................................................          12,359
                                                                                                   -------------
                         Total expenses ........................................................                      2,316,695
                                                                                                                   ------------
                         Investment income--net ................................................                     14,944,362
                                                                                                                   ------------
===============================================================================================================================
Realized &               Realized loss on investments--net .....................................                    (16,249,040)
Unrealized Loss on       Change in unrealized depreciation on investments--net .................                    (11,584,975)
Investments--Net:                                                                                                   ------------
                         Net Decrease in Net Assets Resulting from Operations ..................                   $(12,889,653)
                                                                                                                   ============
===============================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Six         For the
                                                                                                   Months Ended       Year Ended
                         Increase (Decrease) in Net Assets:                                        Nov. 30, 2001     May 31, 2001
=================================================================================================================================
Operations:              Investment income--net ................................................   $  14,944,362    $  30,677,346
                         Realized loss on investments--net .....................................     (16,249,040)     (19,112,082)
                         Change in unrealized depreciation on investments--net .................     (11,584,975)      (7,841,261)
                                                                                                   -------------    -------------
                         Net increase (decrease) in net assets resulting from operations .......     (12,889,653)       3,724,003
                                                                                                   -------------    -------------
=================================================================================================================================
Dividends to             Dividends to shareholders from investment income--net .................     (14,815,502)     (30,941,574)
Shareholders:                                                                                      -------------    -------------
=================================================================================================================================
Capital Stock            Value of shares issued to Common Stock shareholders in reinvestment
Transactions:            of dividends ..........................................................       2,393,986        2,634,312
                                                                                                   -------------    -------------
=================================================================================================================================
Net Assets:              Total decrease in net assets ..........................................     (25,311,169)     (24,583,259)
                         Beginning of period ...................................................     224,504,792      249,088,051
                                                                                                   -------------    -------------
                         End of period* ........................................................   $ 199,193,623    $ 224,504,792
                                                                                                   =============    =============
=================================================================================================================================
                        *Undistributed investment income--net ..................................   $   4,044,438    $   3,915,578
                                                                                                   =============    =============
=================================================================================================================================

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

                         For the Six Months Ended November 30, 2001
============================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations ...............   $(12,889,653)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables ..........................................       (780,756)
                           Decrease in other assets .........................................         35,138
                           Increase in other liabilities ....................................        135,013
                           Realized and unrealized loss on investments--net .................     27,834,015
                           Amortization of discount .........................................     (3,140,820)
                                                                                                ------------
                         Net cash provided by operating activities ..........................     11,192,937
                                                                                                ------------
============================================================================================================
Cash Provided by         Proceeds from sales of long-term investments .......................     68,758,841
Investing Activities:    Purchases of long-term investments .................................    (59,006,774)
                         Purchases of short-term investments ................................    (38,317,494)
                         Proceeds from sales and maturities of short-term investments .......     38,323,000
                                                                                                ------------
                         Net cash provided by investing activities ..........................      9,757,573
                                                                                                ------------
============================================================================================================
Cash Used for            Cash receipts from borrowings ......................................     50,500,000
Financing Activities:    Cash payments on borrowings ........................................    (59,300,000)
                         Dividend paid to shareholders ......................................    (12,421,516)
                                                                                                ------------
                         Net cash used for financing activities .............................    (21,221,516)
                                                                                                ------------
============================================================================================================
Cash:                    Net decrease in cash ...............................................       (271,006)
                         Cash at beginning of period ........................................        271,006
                                                                                                ------------
                         Cash at end of period ..............................................   $         --
                                                                                                ============
============================================================================================================
Cash Flow                Cash paid for interest .............................................   $  1,430,805
Information:                                                                                    ============
============================================================================================================
Non-Cash Financing       Reinvestment of dividends paid to shareholders .....................   $  2,393,986
Activities:                                                                                     ============
============================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                              Corporate High Yield Fund, Inc., November 30, 2001

FINANCIAL HIGHLIGHTS

              The following per share data and ratios have been          For the
              derived from information provided in the financial        Six Months
              statements.                                                  Ended                For the Year Ended May 31,
                                                                        November 30,  --------------------------------------------
              Increase (Decrease) in Net Asset Value:                      2001         2001        2000        1999       1998
==================================================================================================================================
Per Share     Net asset value, beginning of period ....................  $   9.22      $  10.35    $  12.12   $  13.95    $  13.74
Operating                                                                --------      --------    --------   --------    --------
Performance:  Investment income--net+ .................................       .61          1.27        1.30       1.41        1.42
                                                                                                                          --------
              Realized and unrealized gain (loss) on investments--net .     (1.13)        (1.12)      (1.75)     (1.71)        .25
                                                                         --------      --------    --------   --------    --------
              Total from investment operations ........................      (.52)          .15        (.45)      (.30)       1.67
                                                                         --------      --------    --------   --------    --------
              Less dividends and distributions:
                Investment income--net ................................      (.61)        (1.28)      (1.32)     (1.42)      (1.46)
                In excess of realized gain on investments--net ........        --            --          --       (.11)         --
                                                                         --------      --------    --------   --------    --------
              Total dividends and distributions .......................      (.61)        (1.28)      (1.32)     (1.53)      (1.46)
                                                                         --------      --------    --------   --------    --------
              Net asset value, end of period ..........................  $   8.09      $   9.22    $  10.35   $  12.12    $  13.95
                                                                         ========      ========    ========   ========    ========
              Market price per share, end of period ...................  $   8.95      $   9.66    $   9.25   $12.1875    $14.1875
                                                                         ========      ========    ========   ========    ========
==================================================================================================================================
Total         Based on market price per share .........................    (0.63%)++     19.36%     (13.82%)    (2.82%)     11.33%
Investment                                                               ========      ========    ========   ========    ========
Return:**     Based on net asset value per share ......................    (5.89%)++      1.81%      (3.04%)    (1.71%)     12.53%
                                                                         ========      ========    ========   ========    ========
==================================================================================================================================
Ratios to     Expenses, excluding interest expense ....................     1.00%*         .88%        .91%       .88%        .64%
Average                                                                  ========      ========    ========   ========    ========
Net Assets:   Expenses ................................................     2.22%*        3.10%       2.88%      2.65%       1.45%
                                                                         ========      ========    ========   ========    ========
              Investment income--net ..................................    14.35%*       12.93%      11.34%     11.22%       8.71%
                                                                         ========      ========    ========   ========    ========
==================================================================================================================================
Leverage:     Amount of borrowings outstanding, end of period
              (in thousands) ..........................................  $ 67,000      $ 75,800    $ 81,300     $88,60    $ 70,300
                                                                         ========      ========    ========   ========    ========
              Average amount of borrowings outstanding during the
              period (in thousands) ...................................  $ 66,984      $ 80,709    $ 89,162     $93,25    $ 52,080
                                                                         ========      ========    ========   ========    ========
              Average amount of borrowings outstanding per share
              during the period .......................................  $   2.74      $   3.34    $   3.71   $   3.93    $   2.26
                                                                         ========      ========    ========   ========    ========
==================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ................  $199,194      $224,505    $249,088   $290,267    $326,929
Data:                                                                    ========      ========    ========   ========    ========
              Portfolio turnover ......................................    23.08%        54.65%      51.50%     48.80%      55.42%
                                                                         ========      ========    ========   ========    ========
==================================================================================================================================

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets, are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.


                                    14 & 15

                              Corporate High Yield Fund, Inc., November 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned sub-sidiary of Merrill Lynch & Co., Inc.
("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the six months ended November 30, 2001, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $156 for security price quotations to compute the net asset value of the Fund.

For the six months ended November 30, 2001, the Fund reimbursed FAM $4,015 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2001 were $62,913,048 and $70,214,382, respectively.

Net realized gains (losses) for the six months ended November 30, 2001 and net unrealized losses as of November 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                 Gains (Losses)       Losses
--------------------------------------------------------------------------------
Long-term investments ........................   $(16,264,940)     $(83,923,105)
Options purchased ............................         15,900                --
                                                 ------------      ------------
Total ........................................   $(16,249,040)     $(83,923,105)
                                                 ============      ============
--------------------------------------------------------------------------------

As of November 30, 2001, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $83,923,105, of which $9,952,968 related to appreciated securities and $93,876,073 related to depreciated securities. The aggregate cost of investments at November 30, 2001 for Federal income tax purposes was $343,997,008.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 2001 and the year ended May 31, 2001 increased by 281,179 and 275,312, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On June 1, 2001, the Fund renewed its $140,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major US money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended November 30, 2001, the average amount borrowed was approximately $66,984,000 and the daily weighted average interest rate was 3.76%. For the six months ended November 30, 2001, facility and commitment fees aggregated approximately $99,000.

6. Capital Loss Carryforward:

At May 31, 2001, the Fund had a net capital loss carryforward of approximately $31,032,000, of which $8,611,000 expires in 2007, $6,560,000 expires in 2008 and
$15,861,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 3, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.101135 per share, payable on December 19, 2001 to shareholders of record as of December 12, 2001. In addition, on December 20, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.100818 per share, payable on January 7, 2002 to shareholders of record as of December 31, 2001.


                                    16 & 17

                              Corporate High Yield Fund, Inc., November 30, 2001

PORTFOLIO INFORMATION

                                                                                                          Percent of
                     As of November 30, 2001                                                   Long-Term Investments
====================================================================================================================
Top Ten Holdings     Tucson Electric & Power Co.     This electric utility serves Tucson, Arizona, and
                                                     surrounding areas. Our bonds are secured lease
                                                     obligation bonds on the company's Springerville
                                                     coal-fired power generation plant.                         2.2%
                     -----------------------------------------------------------------------------------------------
                     Forest City Enterprises Inc.    Forest City is a diversified real estate developer. The
                                                     company develops, acquires, owns and manages commercial
                                                     and residential real estate projects in 21 states and
                                                     the District of Columbia.                                  2.0
                      ----------------------------------------------------------------------------------------------
                     L-3 Communications Corp.        The company is a supplier of secure communications
                                                     systems, avionics, telemetry, instrumentation and other
                                                     communications and support services. Customers include
                                                     aerospace contractors and the United States military
                                                     and Federal agencies.                                      2.0
                      ----------------------------------------------------------------------------------------------
                      ALARIS Medical Systems,        Alaris Medical Systems, a health care products company,
                      Inc.                           manufactures intravenous infusion therapy products
                                                     and periodic patient monitoring instruments. Brand names
                                                     include IMED, IVAC and Instrumedix.                        2.0
                      ----------------------------------------------------------------------------------------------
                      TeleWest Communications        TeleWest is one of the largest UK cable TV and telephone
                      PLC                            operators, owning and operating franchises covering
                                                     almost one-third of total UK franchised homes and
                                                     businesses. Its network also provides a digital,
                                                     switched data network using Internet protocol, for both
                                                     residential and business Internet access. TeleWest also
                                                     owns a 50% interest in Cable London.                       1.8
                      ----------------------------------------------------------------------------------------------
                      ICN Pharmaceuticals Inc.       This pharmaceutical company manufactures both
                                                     prescription and non-prescription products, including
                                                     Rebetol(R) used in treating Hepatitis C.                   1.8
                      ----------------------------------------------------------------------------------------------
                      Intrawest Corporation          Intrawest develops and operates village-centered resorts
                                                     across North America. The company owns 10 mountain
                                                     resorts, including Whistler/Blackcomb in British
                                                     Columbia, Mont Tremblant in Quebec, Stratton in Vermont
                                                     and Copper Mountain in Colorado. The company also has
                                                     other vacation/resort interests.                           1.7
                      ----------------------------------------------------------------------------------------------
                      Nextel Communications,         Nextel offers digital and analog wireless communications
                      Inc.*                          services throughout the United States. The company's
                                                     digital service includes cellular, paging and two-way
                                                     radio. Our holdings include bonds of affiliate McCaw
                                                     International and 32% owned Nextel Partners.               1.7
                      ----------------------------------------------------------------------------------------------
                      Mission Energy Holdings        Mission Energy is the non-regulated energy-generation
                                                     subsidiary of Edison International, an international
                                                     electric power generating company. Edison International
                                                     also owns California utility Southern California Edison.   1.6
                      ----------------------------------------------------------------------------------------------
                      Adelphia Communications        Adelphia is a cable television operator, with systems in
                      Corporation                    suburban areas of large and medium-sized cities in the
                                                     United States. The company also owns a competitive
                                                     telecommunications provider with operations in the
                                                     Eastern United States.                                     1.5
                      ----------------------------------------------------------------------------------------------

*     Includes combined holdings.

Portfolio Profile

The quality ratings* of securities in the Fund as of November 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
A/A ....................................................................    0.8%
BBB/Baa ................................................................    4.3
BB/Ba ..................................................................   34.4
B/B ....................................................................   48.2
CCC/Caa or Lower .......................................................   12.0
NR (Not Rated) .........................................................    0.3
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings .................................................   21.1%
Emerging Market Holdings ...............................................    4.5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             6.3 Years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
United Kingdom .........................................................    5.7%
Canada .................................................................    5.5
Brazil .................................................................    1.6
Luxembourg .............................................................    1.4
Germany ................................................................    1.3
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Health Care ............................................................    8.2%
Utility ................................................................    7.7
Chemicals ..............................................................    6.5
Wireless Communications ................................................    5.9
Energy .................................................................    5.4
--------------------------------------------------------------------------------


                                    18 & 19

[LOGO] Merrill Lynch  Investment Managers

                                                               [GRAPHIC OMITTED]

Corporate High Yield Fund, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed-income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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